EX 99.28(d)(38)(xxviii)

Amendment to

 Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Mellon Investments Corporation

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Mellon Investments Corporation (originally, Mellon Capital Management Corporation), a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement, effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (each a “Fund,” and collectively, the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A of the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Parties have agreed to amend the Agreement to incorporate fee changes for the following Funds, effective October 1, 2020, as approved by the Board of Trustees of the Trust:

1)                JNL iShares Tactical Growth Fund;

2)                JNL iShares Tactical Moderate Fund;

3)                JNL iShares Tactical Moderate Growth Fund;

4)                JNL/Mellon Bond Index Fund;

5)                JNL/Mellon Communication Services Sector Fund;

6)                JNL/Mellon Consumer Discretionary Sector Fund;

7)                JNL/Mellon Consumer Staples Sector Fund;

8)                JNL/Mellon DowSM Index Fund;

9)                JNL/Mellon Emerging Markets Index Fund;

10)              JNL/Mellon Energy Sector Fund;

11)              JNL/Mellon Financial Sector Fund;

12)              JNL/Mellon Healthcare Sector Fund;

13)              JNL/Mellon Industrials Sector Fund;

14)              JNL/Mellon Information Technology Sector Fund;

15)              JNL/Mellon International Index Fund;

16)              JNL/Mellon Materials Sector Fund;

17)              JNL/Mellon MSCI KLD 400 Social Index Fund;

18)              JNL/Mellon MSCI World Index Fund;

19)              JNL/Mellon Nasdaq® 100 Index Fund;

20)              JNL/Mellon Real Estate Sector Fund;

21)              JNL/Mellon Utilities Sector Fund;

22)              JNL/Morningstar Wide Moat Index Fund;

23)              JNL/RAFI® Fundamental Asia Developed Fund;

24)              JNL/RAFI® Fundamental Europe Fund;

25)              JNL/RAFI® Fundamental U.S. Small Cap Fund;

26)              JNL/RAFI® Multi-Factor U.S. Equity Fund;

27)              JNL/Vanguard Growth ETF Allocation Fund;

28)              JNL/Vanguard Moderate ETF Allocation Fund; and

29)              JNL/Vanguard Moderate Growth ETF Allocation Fund.

     Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule B to the Agreement is hereby deleted and replaced, in its entirety, with Schedule B dated October 1, 2020, attached hereto, to reflect the fee changes for the Funds outlined above.

2)	Except as specifically amended hereby, the Agreement shall remain in full force and effect, in accordance with its terms.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective October 1, 2020.

Jackson National Asset Management, LLC		Mellon Investments Corporation (originally, Mellon Capital Management Corporation)

By:	/s/ Mark D. Nerud	By:	/s/ Alex Over
Name:	Mark D. Nerud	Name:	Alex Over
Title:	President and CEO	Title:	Executive Vice President

 Schedule B

Dated October 1, 2020

(Compensation)

JNL iShares Tactical Growth Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL iShares Tactical Moderate Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL iShares Tactical Moderate Growth Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL S&P 500 Index Fund

Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Goldman Sachs Competitive Advantage Fund

Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

B-1

JNL/Goldman Sachs Dividend Income & Growth Fund

Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

JNL/Goldman Sachs International 5 Fund

Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

JNL/Goldman Sachs Intrinsic Value Fund

Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

JNL/Goldman Sachs Total Yield Fund

Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

JNL/Mellon Bond Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Communication Services Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

B-2

JNL/Mellon Consumer Discretionary Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Consumer Staples Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon DowSM Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Emerging Markets Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

B-3

JNL/Mellon Energy Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Equity Income Fund

Average Daily Net Assets	Annual Rate
$0 to $100 million	0.25%
$100 million to $200 million	0.20%
Over $200 million	0.15%

JNL/Mellon Financial Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Healthcare Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

B-4

JNL/Mellon Industrials Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Information Technology Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon International Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Materials Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

B-5

JNL/Mellon MSCI KLD 400 Social Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon MSCI World Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Nasdaq® 100 Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Real Estate Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

B-6

JNL/Mellon S&P 500 Index Fund

Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Mellon S&P 400 MidCap Index Fund

Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Mellon Small Cap Index Fund

Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Mellon Utilities Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Morningstar Wide Moat Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

B-7

JNL/RAFI® Fundamental Asia Developed Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/RAFI® Fundamental Europe Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/RAFI® Fundamental U.S. Small Cap Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/RAFI® Multi-Factor U.S. Equity Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

B-8

JNL/Vanguard Growth ETF Allocation Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Vanguard Moderate ETF Allocation Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Vanguard Moderate Growth ETF Allocation Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

B-9